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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): MAY 14, 1999

                          SUNRISE ASSISTED LIVING, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                   0-20765                 54-1746596
  (State or other jurisdiction of    (Commission            (I.R.S. Employer
   incorporation of organization)    File Number)           Identification No.)

                           9401 LEE HIGHWAY, SUITE 300
                             FAIRFAX, VIRGINIA 22031
               (Address of principal executive offices) (Zip Code)

                                 (703) 273-7500
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if changed Since Last Report)

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                             Exhibit Index on Page 5


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On May 14, 1999, Sunrise Assisted Living, Inc., a Delaware corporation ("Sunrise"), completed its acquisition of Karrington Health, Inc., an Ohio corporation ("Karrington"), pursuant to an Agreement of Merger, dated as of October 18, 1998, as amended by Amendment No. 1 thereto dated as of March 4, 1999 (the "Amended Merger Agreement").

        Under the Amended Merger Agreement, the acquisition of Karrington by Sunrise was effected in a tax-free merger of Buckeye Merger Corporation, a wholly owned subsidiary of Sunrise ("Merger Sub"), with and into Karrington. At the effective time of the merger, each issued and outstanding Karrington common share (other than Karrington common shares for which dissenters' rights are exercised in accordance with Ohio law) was converted into the right to receive
0.3333 of a share of Sunrise common stock, or approximately 2.28 million shares of Sunrise common stock in the aggregate (excluding options to purchase Karrington common shares that were not exercised prior to the effective time of the acquisition and which were converted into options to purchase Sunrise common stock at the exchange ratio), plus the right attached to the Sunrise common stock to purchase shares of Sunrise series C junior preferred stock under its stockholder rights plan. Cash will be paid instead of issuing fractional shares of Sunrise. The exchange ratio was arrived at by negotiation between Sunrise and Karrington.

        The acquisition of Karrington will be treated as a purchase for financial accounting purposes.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a)  Financial statements of businesses acquired.

        The following audited financial statements of Karrington have previously been filed with the SEC as part of Sunrise's registration statement on Form S-4 filed on March 31, 1999, as amended (Registration No. 333-75315), and are incorporated herein by reference:

        --      Report of Independent Auditors.

        -- Consolidated Balance Sheets of Karrington at December 31, 1998 and 1997.

        -- Consolidated Statements of Operations of Karrington for each of the three years in the period ended December 31 1998.

        -- Consolidated Statements of Equity of Karrington for each of the three years in the period ended December 31 1998.



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             --      Consolidated Statements of Cash Flows of Karrington for
                     each of the three years in the period ended December 31
                     1998.

             --      Notes to Consolidated Financial Statements of
                     Karrington.

     (b)     Pro forma financial information.

             The required pro forma financial information of Sunrise and Karrington has previously been filed with the SEC as part of Sunrise's registration statement on Form S-4 filed on March 31, 1999, as amended (Registration No. 333-75315), and is incorporated herein by reference.

     (c)     Exhibits.

                2.1 The Agreement of Merger, dated as of October 18, 1998, among Sunrise, Merger Sub and Karrington, was previously filed with the SEC as exhibit 2.1 to the Current Report on Form 8-K filed by Sunrise on October 28, 1998, and is incorporated herein by reference.

                2.2 Amendment No. 1 to Agreement of Merger, dated as of March 4, 1999, among Sunrise, Merger Sub and Karrington, was previously filed with the SEC as exhibit 2.1 to the Current Report on Form 8-K filed by Sunrise on March 5, 1999, and is incorporated herein by reference.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                SUNRISE ASSISTED LIVING, INC.
                                                (Registrant)

Date:  May 14, 1999                             By:      /s/ Larry E. Hulse
     ---------------------------------------         ----------------------
                                                   Larry E. Hulse
                                                   Vice President and Chief Accounting Officer



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                                INDEX OF EXHIBITS

Exhibit No.                     Exhibit Name                                         Page
----------                      ------------                                         ----
    2.1         The Agreement of Merger, dated as of October 18, 1998, among
                Sunrise, Merger Sub and Karrington, was previously filed with the SEC as exhibit 2.1 to the Current Report on Form 8-K filed by Sunrise on October 28, 1998, and is incorporated herein by reference.

    2.2         Amendment No. 1 to Agreement of Merger, dated as of March 4,
                1999, among Sunrise, Merger Sub and Karrington, was previously filed with the SEC as exhibit 2.1 to the Current Report on Form
                8-K filed by Sunrise on March 5, 1999, and is incorporated herein by reference.


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